UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 11, 2020

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common shares	NBR	NYSE
Preferred shares – Series A	NBR.PRA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 11, 2020, Nabors Industries, Inc. (the “Company”), a wholly-owned subsidiary of Nabors Industries Ltd. (“Nabors”), completed a private exchange transaction whereby $31,648,000 aggregate principal amount of its 5.75% Senior Notes due 2025 were exchanged for $16,457,000 of the Company’s newly-issued 9.00% Senior Priority Guaranteed Notes due 2025 (the “Additional Notes”) pursuant to the provisions of that certain indenture dated as of December 1, 2020, by and among the Company, the guarantors party thereto (the “Guarantors”), and Wilmington Trust, National Association, as trustee (the “Indenture”), whereby the Company had previously issued $175,575,000 aggregate principal amount of its 9.00% Senior Priority Guaranteed Notes due 2025 (the “Initial Notes”).

The Additional Notes will mature on February 1, 2025 and pay interest at a rate of 9.00% per annum. The Additional Notes will be the Company’s senior unsecured obligations and will be guaranteed by (i) Nabors, (ii) each of the subsidiaries that guarantee Nabors’ existing 7.25% Senior Guaranteed Notes due 2026 and 7.50% Senior Guaranteed Notes due 2028 (together, the “Existing Guaranteed Notes”) and (iii) certain lower tier subsidiaries of Nabors that guarantee the Company’s revolving credit facility but do not currently guarantee the Existing Guaranteed Notes. The guarantee of the Additional Notes by such lower tier subsidiaries will be contractually subordinated in right of payment with respect to such lower tier subsidiaries’ guarantee of the Company’s revolving credit facility. The Additional Notes will (i) rank pari-passu with the Company’s Initial Notes and (ii) be structurally senior to all other outstanding notes issued by the Company and Nabors, including the Existing Guaranteed Notes.

The summary description of the Indenture in this report is qualified in its entirety by reference to Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

No.	Description
4.1	Indenture, dated as of December 1, 2020 by and among Nabors Industries, Inc., as issuer, the guarantors party thereto, and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Nabors Industries Ltd.’s Form 8-K filed with the Securities Exchange Commission on December 4, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: December 14, 2020	By:	s/ Mark D. Andrews
		Name:	Mark D. Andrews
		Title:	Corporate Secretary